UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2012

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13641	95-3667491
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8918 Spanish Ridge Avenue

Las Vegas, Nevada 89148

(Address of Principal Executive Offices, Including Zip Code)

(702) 541-7777

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 20, 2012, Pinnacle Entertainment, Inc. (“Pinnacle”), agreed to acquire Ameristar Casinos, Inc. (“Ameristar”), in an all cash transaction valued at $2.8 billion, including debt to be assumed in the transaction. Ameristar owns and operates casino facilities in St. Charles near St. Louis, Missouri; Kansas City, Missouri; Council Bluffs, Iowa; Black Hawk, Colorado; Vicksburg, Mississippi; East Chicago, Indiana; and the Jackpot properties in Jackpot, Nevada. The transaction was unanimously approved by the boards of directors of both Pinnacle and Ameristar.

Pinnacle is acquiring Ameristar pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), entered into on December 20, 2012, by and among, Pinnacle, PNK Holdings, Inc., a direct wholly-owned subsidiary of Pinnacle (“Holdco”), PNK Development 32, Inc., an indirect wholly-owned subsidiary of Pinnacle (“Merger Sub”), and Ameristar.

Upon consummation of the merger pursuant to the terms and subject to the conditions set forth in the Merger Agreement, (i) each outstanding share of Ameristar common stock will be converted into the right to receive $26.50, (ii) each outstanding option to purchase Ameristar common stock will be accelerated and converted into the right to receive a cash payment equal to the product of (x) the difference between $26.50 and the exercise price and (y) the number of shares of common stock subject to such stock option, and (iii) each outstanding restricted stock unit will be accelerated and converted into the right to receive a cash payment equal to the product of (x) $26.50 and (y) the number of shares of common stock subject to such restricted stock unit. The merger consideration, which will be payable in cash, is expected to be financed through a combination of (i) increased amounts available to borrow under Pinnacle’s existing secured credit facility and term loans, (ii) increased amounts available to borrow under Ameristar’s existing secured credit facility and term loans, and (iii) proceeds from issuance of senior unsecured notes by Holdco. Pinnacle has obtained financing commitments to fund the transaction and the transaction is not subject to any financing contingency.

The completion of the merger is subject to various conditions, including, among others, (i) obtaining approval of certain gaming regulators, (ii) the termination or expiration of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the satisfaction or waiver of conditions in the Merger Agreement, Pinnacle expects the transaction to close by the end of September 2013, and (iii) approval of the merger by the stockholders of Ameristar.

The Merger Agreement contains customary representations, warranties and covenants by Pinnacle and Ameristar. In addition to other covenants, Ameristar has agreed subject to certain exceptions, (i) to conduct its respective operations in the ordinary course of business consistent with past practice between the execution and delivery of the Merger Agreement and the consummation of the merger and (ii) not to solicit proposals relating to alternate transactions during such period and not to engage in discussions concerning or furnish non-public information in connection with such alternative transactions.

The Merger Agreement contains certain termination rights for both Pinnacle and Ameristar and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, (i) Pinnacle may be required to pay Ameristar a termination fee of $85,000,000 or (ii) Ameristar may be required to pay Pinnacle a termination fee of $38,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated into this report by this reference.

Debt Commitment Letter

In connection with the merger, Pinnacle entered into a commitment letter, dated December 20, 2012 (the “Debt Commitment Letter”), among JPMorgan Chase Bank, N.A. (“JPMCB”), J.P. Morgan Securities LLC (“JPMS” and together with JPMCB, “JPM”), and Goldman Sachs Lending Partners LLC (together with JPM, the “Commitment Parties”), pursuant to which the Commitment Parties have agreed to provide the financing necessary to consummate the acquisition (the “Debt Commitment Financing”) to be used to fund, in part, the consideration to be paid pursuant to the terms of the Merger Agreement.

The Debt Commitment Financing is anticipated to comprise of the following sources:

•	a term A loan facility with Ameristar as borrower in a total principal amount of $200 million;

•	a term B loan facility with Ameristar as borrower in a total principal amount of $990 million;

•	a revolving credit facility with Ameristar as borrower in a total principal amount of up to $400 million;

•	a term loan facility with Pinnacle as borrower in a total principal amount of $730 million;

•	a revolving credit facility with Pinnacle as borrower in a total principal amount of up to $410 million;

•

senior unsecured bridge loans with Ameristar as borrower in a total principal amount of up to $1,050.4 million with respect to any change in control offer for Ameristar’s existing senior notes, if any; and

•	senior unsecured bridge loans to Holdco in a total principal amount of up to $315 million.

Financing among these facilities is subject to adjustment, including in response to then prevailing market conditions, and the funding of the Debt Commitment Financing is contingent on the satisfaction of certain conditions set forth in the Debt Commitment Letter.

The foregoing descriptions of the Debt Commitment Letter do not purport to be complete and are qualified in their entirety by reference to the full text of the Debt Commitment Letter, a copy of which is filed hereto as Exhibit 10.1 and is incorporated into this report by this reference.

There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information. Investors should read the Merger Agreement and Debt Commitment Letter together with the other information concerning Pinnacle and Ameristar that each company publicly files in reports and statements with the U.S. Securities and Exchange Commission.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On December 21, 2012, Pinnacle issued a press release to announce the transaction. In addition, Pinnacle will hold a conference call and simultaneous presentation to investors at 9:00 a.m. EDT to discuss the announcement of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and the investor presentation is attached hereto as Exhibit 99.2, and each are incorporated herein in their entirety by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of December 20, 2012, entered into by and among, Pinnacle Entertainment, Inc., PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar Casinos, Inc.†

Exhibit 10.1	Debt Commitment letter, dated December 20, 2012, entered into among Pinnacle Entertainment, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, and Goldman Sachs Lending Partners LLC.

Exhibit 99.1	Press Release.

Exhibit 99.2	Investor Presentation.

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Pinnacle hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

# # # #

Important Information Regarding Forward-Looking Statements

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Pinnacle’s and Ameristar’s current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected synergies and benefits of a potential combination of Pinnacle and Ameristar, including the expected accretive effect of the merger on Pinnacle’s financial results and profile (e.g., free cash flow, earnings per share and Consolidated Adjusted EBITDA); the anticipated benefits of geographic diversity that would result from the merger and the expected results of Ameristar’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals; the expected timing of the completion of the transaction; and the anticipated financing of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words intended to identify information that is not historical in nature. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the timing to consummate a potential transaction between Pinnacle and Ameristar; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and satisfy or waive other closing conditions; (c) the ability to obtain the approval of Ameristar’s stockholders; (d) the possibility that the merger does not close when expected or at all; or that the companies may be required to modify aspects of the merger to achieve regulatory approval; (e) Pinnacle’s ability to realize the synergies contemplated by a potential transaction; (f) Pinnacle’s ability to promptly and effectively integrate the business of Pinnacle and Ameristar; (g) the requirement to satisfy closing conditions to the merger as set forth in the merger agreement, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (h) uncertainties in the global economy and credit markets and its potential impact on Pinnacle’s ability to finance the transaction; (i) the outcome of any legal proceedings that may be instituted in connection with the transaction; (j) the ability to retain certain key employees of Ameristar; (k) that there may be a material adverse change affecting Pinnacle or Ameristar, or the respective businesses of Pinnacle or Ameristar may suffer as a result of uncertainty surrounding the transaction; (l) Pinnacle’s ability to obtain financing on the terms expected, or at all; and (m) the risk factors disclosed in Pinnacle’s most recent Annual Report on Form 10-K/A, which Pinnacle filed with the Securities and Exchange Commission on May 16, 2012 and the risk factors disclosed in Ameristar’s most recent Annual Report on Form 10-K, which Ameristar filed with the Securities and Exchange Commission on February 28, 2012 and in all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by Pinnacle and Ameristar subsequent to the filing of their respective Form 10-Ks for the year ended December 31, 2011. Forward-looking statements reflect Pinnacle’s and Ameristar’s management’s analysis as of the date of this release. Pinnacle and Ameristar do not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed merger, Ameristar plans to file a proxy statement with the SEC and mail the proxy statement to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, AMERISTAR, THE PROPOSED MERGER AND RELATED MATTERS. The proxy statement, as well as other filings containing information about Pinnacle and Ameristar will be available, free of charge, from the SEC’s web site (www.sec.gov). Pinnacle’s SEC filings in connection with the transaction also may be obtained, free of charge, from Pinnacle’s web site (www.pnkinc.com) under the tab “Investor Relations” and then under the heading “SEC Filings,” or by directing a request to Pinnacle, 8918 Spanish Ridge Ave., Las Vegas, Nevada, 89148, Attention: Investor Relations or (702) 541-7777. Ameristar’s SEC filings in connection with the transaction also may be obtained, free of charge, from Ameristar’s web site (www.ameristar.com) under the tab “About Us,” “Investor Relations” and then under the heading “Ameristar SEC Reports & Filings,” or by directing a request to Ameristar, 3773 Howard Hughes Parkway, Suite 490 South, Las Vegas, Nevada, 89169, Attention: Investor Relations or (702) 567-7000.

Participants in the Merger Solicitation

Pinnacle and Ameristar and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed merger.

Information about Pinnacle’s directors and executive officers is included in Pinnacle’s Annual Report on Form 10-K/A for the year ended December 31, 2011, filed with the SEC on May 16, 2012 and the proxy statement for Pinnacle’s 2012 Annual Meeting of Stockholders, filed with the SEC on April 9, 2012. Information about Ameristar’s directors and executive officers is included in Ameristar’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 28, 2012 and the proxy statement for Ameristar’s 2012 Annual Meeting of Stockholders, filed with the SEC on April 30, 2012. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2012	Pinnacle Entertainment, Inc.

	By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of December 20, 2012, entered into by and among, Pinnacle Entertainment, Inc., PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar Casinos, Inc.†

Exhibit 10.1	Debt Commitment letter, dated December 20, 2012, entered into among Pinnacle Entertainment, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, and Goldman Sachs Lending Partners LLC.

Exhibit 99.1	Press Release.

Exhibit 99.2	Investor Presentation.

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Pinnacle hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.